Income Taxes - Summary of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Current taxes expense
Current period	$ (35,258)	$ (43,034)	$ (31,666)
Adjustment for prior period	261	455	(127)
Current taxes expense, total	(34,997)	(42,579)	(31,793)
Deferred taxes expenses
Origination and reversal of temporary differences	467	(6,731)	(6,478)
Total income tax expense	$ (34,530)	$ (49,310)	$ (38,271)